UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Coherus BioSciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Coherus

VOTE THE ENCLOSED PROXY CARD TODAY!

Coherus BioSciences, Inc. ("Coherus" or the "Company") has agreed to divest its UDENYCA® (pegfilgrastim-cbqv) franchise to Intas Pharmaceuticals Ltd. for up to $558.4M.

This transaction will strengthen Coherus' financial position and maximize the opportunity ahead for LOQTORZI® and the Company's innovative immuno-oncology portfolio.

On March 11, 2025, Coherus will hold a Special Meeting of Shareholders. The Coherus Board of Directors recommends that Coherus shareholders vote "**FOR**" the proposal to approve the divestiture of Coherus' UDENYCA franchise, the Asset Purchase Agreement and the Related Agreements as soon as possible.

UDENYCA® Divestiture Will Strengthen Balance Sheet, Fund Pipeline

UDENYCA TRANSACTION	2-YEAR CASH RUNWAY	2025 – 2030 Positioning for growth & value creation
↑~$483M Up-front UDENYCA® divestiture proceeds[1]	POST-CLOSE CASH PROJECTION[2] ~$250M	LOQTORZI. (toripalimab-tpzi) injection
↓~$230M Convertible notes retirement *post-close Q1 2025*[2]	Streamlined operations	Approved PD-1
Debt cliff eliminated	2-year cash runway	Growing sales (NPC)
		Differentiated pipeline Combinations (1+1)

STRATEGIC FOCUS ON INNOVATIVE ONCOLOGY

I-O Pipeline and Lifecycle Access ~$15B Market Opportunity

Combinations include multiple Coherus assets, multiplying sales potential

UDENYCA® sale proceeds to drive development of key LOQTORZI® combination programs, including casdozokitug, a first-in-class, clinical-stage interleukin-27 (IL-27) antagonist, and CHS-114, a highly selective chemokine receptor 8 (CCR8) antibody

Agent		Indication	Combo	Pre-Clinical	Phase 1	Phase 2	Phase 3
Casdozokitug	Anti-IL-27 antagonist monoclonal antibody	Hepatocellular Carcinoma (HCC)	Atezolizumab/ Bevacizumab	Final data reported 1Q25			
		1L HCC	Toripalimab/ Bevacizumab	Study Initiated 4Q24			~24K Treatable 1L US Patients
		Non-Small Cell Lung Cancer	Toripalimab	Study Ongoing			~100K Treatable 2L US Patients
CHS-114	Anti-CCR8 cytolytic monoclonal antibody	Solid Tumors including HNSCC	Monotherapy & Toripalimab Combination	Study Ongoing			~15K Treatable 2L US Patients
		2L Gastric Cancers	Toripalimab	Study Initiation 1Q25			~13K Treatable 2L US Patients
CHS-1000	Anti-ILT4 monoclonal antibody	Solid Tumors	Monotherapy & Toripalimab Combination	Planning Stages			

Key Dates and Readouts

Casdozokitug (IL-27)

2H'24
- Phase 2 randomized trial of casdozokitug/toripalimab/bevacizumab in first-line (1L) HCC initiated Q4 2024

1H'25
- Final data from Phase 2 trial of casdozokitug/atezolizumab/bevacizumab in 1L HCC in Q1 2025 at ASCO GI
- Report data from Phase 1 study of casdozokitug/toripalimab in second to fourth line (2-4L) NSCLC in 1H 2025

2026
- Data readouts from Phase 2 randomized trial of casdozokitug/toripalimab/ bevacizumab in first-line (1L) HCC in 1H 2026

CHS-114 (CCR8)

1H'25
- Initiate a Phase 1b CHS-114/toripalimab combination dose optimization study in 2L gastric cancer in Q1 2025
- Initiate a Phase 1b CHS-114/toripalimab combination dose optimization study in 2L HNSCC in Q1 2025
- Report Phase 1 CHS-114 monotherapy biopsy data in head and neck squamous cell carcinoma (HNSCC) in 1H 2025
- Report CHS-114/toripalimab combination safety data in head and neck squamous cell carcinoma (HNSCC) in 1H 2025

2026
- First data readouts from Phase 1b CHS-114/ toripalimab combination studies in 2L gastric cancer and 2L HNSCC expected in Q2 2026

YOUR VOTE IS IMPORTANT! NOT VOTING will have the same effect as voting AGAINST the divestiture If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor: Banks and Brokers Call: (203) 658-9400 Stockholders Call Toll Free: (800) 662-5200 E-mail: CHRS@investor.sodali.com CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS The statements in this communication include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act about the proposed transaction for the sale of the UDENYCA business between Coherus BioSciences, Inc. (the “Company”) and Intas Pharmaceuticals Ltd. (“Intas”) that involve risks and uncertainties relating to future events and the future performance of the Company. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the proposed transaction and related matters, including, but not limited to, the ability to satisfy the closing conditions to consummate the proposed transaction at all or in the estimated time; prospective performance and opportunities with respect to the Company or its business following the closing of the proposed transaction; post-closing operations and the outlook for the Company, including with respect to growth and value creation; the Company’s targets, plans, objectives or goals for future operations, including for LOQTORZI, the Company’s product candidates, research and development, and product candidate approvals; the Company’s projection for post-close cash, including the components of that projection; projections of UDENYCA divestiture proceeds and the Company’s planned uses for those proceeds; projections of time for a cash runway and statements regarding the Company’s ability to reduce expenses it uses in its operations in the future; projections of market opportunity; and statements about future milestones and expectations for the Company’s pipeline. These forward-looking statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, assumptions and changes in circumstances, many of which are beyond the control of the Company. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the Company’s ability to obtain the approval of its stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; the occurrence of any event that may give rise to a right of one or both of Intas and the Company to terminate the agreement for the sale of the UDENYCA business; the possibility that the proposed transaction may not be completed in the time frame expected by the Company or at all, including due to the possibility that a governmental entity may refuse to grant approval, if required, for the consummation of the proposed transaction; the proposed transaction disrupts the Company’s current plans and operations or diverts the attention of the Company’s management from ongoing business operations; the risk that the Company may not realize the anticipated benefits of the proposed transaction in the time frame expected or at all; the effects of the proposed transaction on relationships with the Company’s employees, suppliers, business or collaboration partners or governmental entities; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the Company after the consummation of the proposed transaction; potential negative effects related to the consummation of the proposed transaction on the Company’s operating or financial results; uncertainties as to the nature, cost and outcome of any litigation and other legal proceedings involving the transaction, the Company or its directors. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the transaction described above will in fact be consummated in the manner described or at all. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2024, as updated by the Company’s subsequent periodic reports filed with the SEC, and the definitive proxy statement of the Company relating to the proposed transaction filed with the SEC on January 28, 2025. Any forward-looking statements speak only as of the date of this communication and are made based on the current good faith beliefs and judgments of the Company’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Unless required by law, the Company is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on January 28, 2025, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC on January 28, 2025, the Company started the process of mailing the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT, PROXY CARD AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https:// investors.coherus.com/sec-filings or by contacting the Company’s Investor Relations Department at IR@coherus.com. 1 Subject to downward adjustments at closing based on inventory targets. 2 Post-close cash consists of projected cash from the sale of UDENYCA in addition to estimated cash reserves at closing, subtracting expected payment of the convertible debt, buyout of UDENYCA royalty obligations, transaction costs and other uses of cash.